                                                                   EXHIBIT 10.22

                       FIRST AMENDMENT TO PLEDGE AGREEMENT

     This FIRST AMENDMENT TO PLEDGE AGREEMENT, dated as of February 25, 2002 (the "First Amendment") is delivered to amend that certain Pledge Agreement, dated as of April 7, 1998, (the "Pledge Agreement") among Hudson Respiratory Care Inc., a California corporation (the "Borrower"), River Holding Corp., a Delaware corporation ("Holding"), each Subsidiary Pledgor of the Borrower thereto and Bankers Trust Company, a New York banking corporation ("BTCo."), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

                                    RECITALS

     WHEREAS, the Borrower, Holding, the Lenders ( as defined in Article I of the Credit Agreement, as defined below), Salomon Brothers Inc., as Arranger, Advisor and Syndication Agent, and BTCo., as swingline lender, and as issuing bank, and as administrative agent, and as Collateral Agent for the Lenders entered into a Credit Agreement dated as of April 7, 1998, as amended (the "Credit Agreement");

     WHEREAS, capitalized terms used herein shall have the respective meanings ascribed thereto in the Pledge Agreement and the Credit Agreement unless herein defined or unless the context shall otherwise require. References to sections, paragraphs and clauses all refer to such sections, paragraphs or clauses of the Credit Agreement unless otherwise specified;

     WHEREAS, the parties hereto desire to amend the Pledge Agreement in certain respects;

     NOW THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 2 hereof, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned do hereby agree as follows:

SECTION 1. AMENDMENT TO PLEDGE AGREEMENT

     Effective when the conditions set forth in Section 2 hereof are satisfied, the Pledge Agreement is hereby amended as follows:

     1.1 Amendment of Schedule II. Pursuant to Section 10 of the Pledge Agreement, the Pledge Agreement is hereby amended by deleting Schedule II to the Pledge Agreement in its entirety and substituting the Schedule II attached hereto therefor.

SECTION 2. CONDITIONS TO EFFECTIVENESS OF FIRST AMENDMENT

     This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

     2.1 Executed First Amendment. Counterparts of this First Amendment are duly executed by the Borrower, Holding and the Collateral Agent and the Collateral Agent shall


                                        1

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have received written or telephonic notification of such execution and authorization of delivery thereof.

     2.2 Payment of Fees and Expenses. The Borrower shall have paid the reasonable fees and expenses incurred by the Collateral Agent, including, without limitation, the reasonable fees and expenses of O'Melveny & Myers LLP, special counsel to the Collateral Agent, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment and the Exhibits referred to herein.

     Upon receipt of the foregoing, this First Amendment shall become effective.

SECTION 3. MISCELLANEOUS

     3.1 Ratification of Pledge Agreement. This First Amendment shall be construed in connection with and as part of the Pledge Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Pledge Agreement are hereby ratified and shall be and remain in full force and effect.

     3.2 Notices. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Pledge Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

     3.3 Headings. The descriptive headings of the various Sections or parts of this First Amendment are inserted for convenience only and do not constitute a part of this First Amendment.

     3.4 Governing Law. This First Amendment shall be governed by and construed in accordance with the law of the State of New York.

     3.5 Counterparts. The execution hereof by the parties hereto shall constitute a contract between such parties for the uses and purposes herein set forth. This First Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

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

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

                                              RIVER HOLDING CORP,


                                              by
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              HUDSON RESPIRATORY CARE, INC.,


                                              by
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                              by
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                              BANKERS TRUST COMPANY,
                                              as Collateral Agent,


                                              by
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                     Schedule II
                                                         to the Pledge Agreement

                                  CAPITAL STOCK

----------------------------------------------------------------------------------------------------------------------
                                 Number of                Registered             Number and Class     Percentage of
           Issuer               Certificate                 Owner                    of Shares            Class
           ------               -----------                 -----                    ---------            -----
Industrias Hudson, S.A. de           16         Hudson Respiratory Care Inc.            650               65.0%
C.V.                                                                                  Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         13         River Holding Corp.                  5,500,000              *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         14         River Holding Corp.                   800,000               *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         15         River Holding Corp.                   12,500                *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         16         River Holding Corp.                  1,706,749              *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         17         River Holding Corp.                   525,042               *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         22         River Holding Corp.                   342,857               *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         23         River Holding Corp.                    5,715                *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         24         River Holding Corp.                    4,287                *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         25         River Holding Corp.                   85,714                *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         27         River Holding Corp.                   171,429               *
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
HRC Holding Inc.                     1          Hudson Respiratory Care Inc.            100                100%
                                                                                      Common
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         1          River Holding Corp.                   300,000               **
                                                                                     Preferred
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         2          River Holding Corp.                   18,014                **
                                                                                     Preferred
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         3          River Holding Corp.                   18,283                **
                                                                                     Preferred
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         4          River Holding Corp.                   19,333                **
                                                                                     Preferred
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         5          River Holding Corp.                   20,444                **
                                                                                     Preferred
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         6          River Holding Corp.                   21,620                **
                                                                                     Preferred
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         7          River Holding Corp.                   22,865                **
                                                                                     Preferred
----------------------------------------------------------------------------------------------------------------------
Hudson Respiratory Care Inc.         8          River Holding Corp.                   24,179                **
                                                                                     Preferred
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                 Number of                Registered             Number and Class     Percentage of
           Issuer               Certificate                 Owner                    of Shares            Class
           ------               -----------                 -----                    ---------            -----
Hudson Respiratory Care Inc.         1          River Holding Corp.                    3,000               100%
                                                                                Junior Convertible
                                                                                    Cumulative
                                                                                     Preferred
----------------------------------------------------------------------------------------------------------------------
IH Holding LLC                Not Certificated                                                             100%
----------------------------------------------------------------------------------------------------------------------

* [Subject to change upon review of the stock ownership ledgers.] [Collectively, Certificate Nos. 13, 14, 15, 16, 17, 22, 23, 24, 25 and 27
     issued in the name of River Holding Corp. represent 85.92% of the issued and outstanding Common Stock of Hudson Respiratory Care Inc.
** Collectively, Certificate Nos. 1, 2, 3, 4, 5, 6, 7 and 8 issued in the name of River Holding Corp. represent 100.0% of the issued and outstanding Preferred Stock of Hudson Respiratory Care Inc.]

                                 DEBT SECURITIES
                                 ---------------

None.

                                        2